Exhibit (a)(1)(ii)

LETTER OF TRANSMITTAL

To Tender Shares of Common Stock of BlueLinx Holdings Inc. (CUSIP No. 09624H109) (the “Shares”)

Mailing Address:	Pursuant to the Offer to Purchase	By Hand:
Registrar and Transfer Company	Dated August 2, 2010	Registrar and Transfer Company
Attn: Reorg/Exchange Dept.	by	Attn: Reorg/Exchange Dept.
P.O. Box 645	Cerberus ABP Investor LLC	10 Commerce Drive
Cranford, New Jersey 07016-0645		Cranford, New Jersey 07016

DESCRIPTION OF CERTIFICATES SURRENDERED
Certificate(s) Enclosed (Attach List if necessary)

(See Instructions) Name and Address of Registered Holder	Certificate Number(s)	Total Number of Shares Represented by Certificate(s)

TOTAL SHARES

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON FRIDAY, AUGUST 27, 2010, UNLESS THE OFFER IS EXTENDED.

The Dealer Manager for the Offer is:

BofA Merrill Lynch

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Bank of America Tower
One Bryant Park
New York, NY 10036

Call Toll-Free (888) 803-9655

Delivery of this Letter of Transmittal to an address other than as set forth above will not constitute a valid delivery to the Depositary. You must sign this Letter of Transmittal, with signature guarantee if required, and if you are a U.S. Holder (as that term is defined under “Important Tax Information” you must complete the Substitute Form W-9 set forth below. If you are a Non-U.S. Holder, you must obtain and complete a Form W-8, as applicable.

The instructions contained within this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

This Letter of Transmittal is to be used if certificates are to be forwarded herewith or, unless an Agent’s Message (as defined in the Offer to Purchase) is utilized, if delivery of Shares is to be made by book-entry transfer to the Depositary’s account at the Depositary Trust Company (the “DTC”) pursuant to the procedures set forth under “THE OFFER — Section 3. Procedures for Tendering Shares” of the Offer to Purchase.

Holders of outstanding Shares, whose certificate for such Shares are not immediately available or who cannot deliver such certificates and all other required documents to the Depositary on or prior to the Expiration Date (as defined below) of the offer must tender their Shares in accordance with the guaranteed delivery procedures described in the Offer to Purchase. See Instruction 2.

NOTE: SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY

☐            CHECK HERE IF SHARE CERTIFICATES HAVE BEEN MUTILATED, LOST, STOLEN OR DESTROYED, SEE INSTRUCTION 9

☐            CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY’S ACCOUNT AT DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution

Account Number

Transaction Code Number

☐            CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

Name(s) of Tendering Stockholder(s)

Date of Execution of Notice of Guaranteed Delivery	, 2010

Name of Institution which Guaranteed Delivery

If delivery is by book-entry transfer:

Name of Tendering Institution

Account Number

Transaction Code Number

PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL CAREFULLY

Ladies and Gentlemen:

The undersigned hereby tenders to Cerberus ABP Investor LLC, a Delaware limited liability company (“Purchaser”), pursuant to an Offer to Purchase, dated August 2, 2010 (the “Offer to Purchase”), the above-described common stock, par value $0.01 per share (the “Shares”), of BlueLinx Holdings Inc., a Delaware corporation (the “Company”), pursuant to Purchaser’s Offer to Purchase all outstanding Shares not owned by Purchaser for $3.40 per Share (the “Offer Price”), net to the seller in cash, without interest and less any withholding taxes, upon the terms and subject to the conditions set forth in the Offer to Purchase and this Letter of Transmittal (which, together with any amendments or supplements thereto, collectively constitute the “Offer”). Receipt of the Offer is hereby acknowledged. The Purchaser reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its affiliates the right to purchase Shares tendered pursuant to the Offer, but any such transfer or assignment will not relieve the Purchaser of its obligations under the Offer or prejudice the rights of the undersigned.

Upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms of any such extension or amendment), and effective upon acceptance for payment of the Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser, all right, title and interest in and to all of the Shares that are being tendered hereby, distributions, rights, other shares or other securities issued or issuable in respect thereof on or after the Expiration Date (collectively, “Distributions”) and irrevocably constitutes and appoints Registrar and Transfer Company (the “Depositary”) the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to transfer ownership of such Shares (and any and all Distributions) on the account books maintained by the Depositary, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser. The appointment of the Depositary as the undersigned’s true and lawful agent and attorney-in-fact will be effective, if, when and only to the extent that Purchaser accepts such Shares for payment pursuant to the Offer.

The undersigned hereby irrevocably appoints each of the designees of Purchaser the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to the full extent of such shareholder’s rights with respect to the Shares tendered hereby which have been accepted for payment and with respect to any Distributions. The designees of Purchaser will, with respect to the Shares and any associated Distributions for which the appointment is effective, be empowered to exercise all voting and any other rights of such shareholder, as they, in their sole discretion, may deem proper at any annual, special, adjourned or postponed meeting of the Company’s shareholders, by written consent in lieu of any such meeting or otherwise. This proxy and power of attorney shall be irrevocable and coupled with an interest in the tendered Shares. Such appointment is effective when, and only to the extent that, Purchaser accepts the Shares tendered with this Letter of Transmittal for payment pursuant to the Offer. Upon the effectiveness of such appointment, without further action, all prior powers of attorney, proxies and consents given by the undersigned with respect to such Shares and any associated Distributions will be revoked and no subsequent powers of attorney, proxies, consents or revocations may be given (and, if given, will not be deemed effective). Purchaser reserves the right to require that, in order for Shares to be deemed validly tendered, immediately upon Purchaser’s acceptance for payment of such Shares, Purchaser must be able to exercise full voting, consent and other rights, to the extent permitted under applicable law, with respect to such Shares and any associated Distributions, including voting at any meeting of shareholders or executing a written consent concerning any matter.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer (i) the Shares tendered hereby and (ii)all Distributions and that, when the same are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of Purchaser all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof. Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the Shares tendered hereby or deduct from such purchase price, the amount or value of such Distribution as determined by Purchaser in its sole discretion.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

The undersigned understands that the valid tender of the Shares pursuant to the procedures described in “THE OFFER—Section 3. Procedures for Tendering Shares” in the Offer to Purchase and in the Instructions hereto will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer(and if the Offer is extended or amended, the terms or conditions of any such extension or amendment). Without limiting the foregoing, if the price to be paid in the Offer is amended, the price to be paid to the undersigned will be the amended price notwithstanding the fact that a different price is stated in this Letter of Transmittal. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, Purchaser may not be required to accept for payment any of the Shares tendered hereby.

Unless otherwise indicated under “Special Payment Instructions,” please issue the check for the Offer Price of all of the Shares tendered in the name(s) of the registered holder(s) appearing above under “Signature of Registered Stockholders.” Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the check for the Offer Price of all of the Shares tendered (and any accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under “Name and Address of Registered Holder(s).” In the event that the boxes entitled “Special Payment Instructions” and “Special Delivery Instructions” are both completed, please issue the check for the Offer Price of all Shares tendered (and any accompanying documents, as appropriate) in the name(s) of, and deliver such check (and any accompanying documents, as appropriate) to the person(s) so indicated. The undersigned recognizes that Purchaser has no obligation, pursuant to the “Special Payment Instructions,” to transfer any Shares from the name of the registered holder thereof if Purchaser does not accept for payment any of the Shares so tendered.

SPECIAL PAYMENT INSTRUCTIONS

(See Instructions 1, 5, 6, 7 and 8)

To be completed ONLY if the check for the purchase price of Shares purchased (less any applicable withholding tax) or certificates for Shares not tendered or not purchased are to be issued in the name of someone other than the undersigned or if Shares tendered by book-entry transfer which are not purchased are to be returned by credit to an account maintained at DTC other than that designated above.

Issue ☐ Check ☐ Certificate(s) to:

Name:
(Please Print)

Address:

(Zip Code)

Taxpayer Identification Number

☐ Credit Shares tendered by book-entry transfer to the DTC account set forth:

IMPORTANT — SIGN HERE

(U.S. Holders Please Also Complete Substitute Form W-9 Below)

(Non-U.S. Holders Please Obtain and Complete Form W-8BEN or Other Form W-8)

(Must be signed by registered owner(s) exactly as name(s) appear(s) on Share Certificate(s) or on a security position listing or by person(s) authorized to become registered owner(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in -fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

Name:
(Please Print)

Capacity (full title):

Address:

(Include Zip Code)

Area Code and Telephone Number:

Tax Identification or
Social Security No.:

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 1, 5, 6, 7 and 8)

To be completed ONLY if the check for the purchase price of Shares purchased (less any applicable withholding tax) or certificates for Shares not tendered or not purchased are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned's signature(s).

Mail ☐ Check ☐ Certificate(s) to:

Name:
(Please Print)

Address:

(Zip Code)

GUARANTEE OF SIGNATURE(S) For use by Eligible Institutions only. Place medallion guarantee in space below. See Instructions 1 and 5

Name of Firm:

Address:
(Include Zip Code)

Authorized Signature:

Name:
(Please Type or Print)

Area Code and Telephone Number:

Dated:	, 2010

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Offer

1.     Guarantee of Signatures. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) that is a member of a recognized Medallion Program approved by The Securities Transfer Association, Inc., including the Securities Transfer Agents Medallion Program (“STAMP”), the Stock Exchange Medallion Program (“SEMP”) and the New York Stock Exchange, Inc. Medallion Signature Program (“MSP”) or any other “eligible guarantor institution” (as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended) (each an “Eligible Institution”). Signatures on this Letter of Transmittal need not be guaranteed (i) if this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant at DTC whose name appears on a security position listing as the owner of Shares) tendered herewith and such holder(s) have not completed the box entitled “Special Payment Instructions” on this Letter of Transmittal or (ii) if such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

2.     Delivery of Letter of Transmittal and Shares. This Letter of Transmittal is to be used either if certificates are to be forwarded herewith or, unless an Agent’s Message is utilized, if delivery of Shares is to be made by book-entry transfer pursuant to the procedures set forth under “THE OFFER — Section 3. Procedures for Tendering Shares” of the Offer to Purchase. Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary’s account at the DTC of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal, with any required signature guarantees (or a manually signed facsimile thereof) or, in the case of a book-entry transfer, an Agent’s Message, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal on or prior to the Expiration Date.

Stockholders whose certificates for Shares are not immediately available or stockholders who cannot deliver their certificates and all other required documents to the Depositary or who cannot comply with the procedures for book-entry transfer on or prior to the Expiration Date may tender their Shares pursuant to the guaranteed delivery procedure set forth under “THE OFFER — Section 3. Procedures for Tendering Shares” of the Offer to Purchase.

Under the guaranteed delivery procedure:

(i) such tender must be made by or through an Eligible Institution;

(ii) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Purchaser with the Offer to Purchase must be received by the Depositary on or prior to the Expiration Date; and

(iii) the certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary’s account at the DTC of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), with any required signature guarantees, or, in the case of a book-entry delivery, an Agent’s Message and any other documents required by this Letter of Transmittal, must be received by the Depositary within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided under “THE OFFER — Section 3. Procedures for Tendering Shares” of the Offer to Purchase.

The method of delivery of Shares, this Letter of Transmittal and all other required documents, including through the Depositary, is at the election and sole risk of the tendering stockholders and delivery will be deemed made only when actually received by the Depositary. If certificates for Shares are sent by mail, we recommend registered mail with return receipt requested, properly insured, in time to be received on or prior to the Expiration Date. In all cases, sufficient time should be allowed to ensure timely delivery.

No alternative, conditional or contingent tenders will be accepted, and no fractional Shares will be purchased. By executing this Letter of Transmittal (or a manually signed facsimile thereof), the tendering stockholder waives any right to receive any notice of the acceptance for payment of the Shares.

3.     Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate duly executed schedule attached hereto.

4.     Partial Tenders (not applicable to stockholders who tender by book-entry transfer). If fewer than all the Shares represented by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares which are to be tendered in the box entitled “Number of Shares Tendered.” In such case, if Shares are purchased, a new certificate for the remainder of the Shares represented by the old certificate will be issued and sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the appropriate box on this Letter of Transmittal, as promptly as practicable following the expiration of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

5.     Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration or any change whatsoever.

If any of the Shares tendered hereby is held of record by two or more persons, all such persons must sign this Letter of Transmittal.

If any of the Shares tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made, or Shares not tendered or not accepted for payment are to be returned, in the name of any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Shares. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Purchaser of the authority of such person so to act must be submitted.

6.     Stock Transfer Taxes. Except as otherwise provided in this Instruction 6, the Purchaser will pay any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or Shares not tendered or not accepted for payment are to be returned in the name of, any person other than the registered holder(s), or if a transfer tax is imposed for any reason other than the sale or transfer of Shares to the Purchaser pursuant to the Offer, then the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted herewith.

7.     Special Payment and Delivery Instructions. If the check for the purchase price of any Shares purchased is to be issued, or any Shares not tendered or not purchased are to be returned, in the name of a person other than the person(s) signing this Letter of Transmittal or if the check or any certificates for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Stockholders tendering Shares by book-entry transfer may request that Shares not purchased be credited to such account at the Depositary as such stockholder may designate under “Special Payment Instructions.” If no such instructions are given, any such Shares not purchased will be returned by crediting the account at DTC designated above.

8.     Substitute Form W-9. Under the U.S. federal income tax laws, unless certain certification requirements are met, the Depositary generally will be required to withhold at the applicable backup withholding rate (currently 28%) from any payments made to certain stockholders pursuant to the Offer. In order to avoid such backup withholding, each tendering stockholder, and, if applicable, each other payee, must provide the Depositary with such stockholder’s or payee’s correct taxpayer identification number and certify that such stockholder or payee is not subject to such backup withholding by completing the Substitute Form W-9 set forth above. In general, if a stockholder or payee is an individual, the taxpayer identification number is the social security number of such individual. If the stockholder or payee does not provide the Depositary with its correct taxpayer identification number, the stockholder or payee may be subject to a $50 penalty imposed by the Internal Revenue Service. Certain stockholders or payees (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order to satisfy the Depositary that a foreign individual qualifies as an exempt recipient, such stockholder or payee must submit to the Depositary the appropriate properly completed Internal Revenue Service form (generally Form W-8BEN, which the Depositary will provide upon request), signed under penalties of perjury, attesting to that individual’s exempt status. Such form can be obtained from the Depositary or the Internal Revenue Service (www.irs.gov/formspubs/index.html). For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if Shares are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

Failure to complete the Substitute Form W-9 will not, by itself, cause Shares to be deemed invalidly tendered but may require the Depositary to withhold 28% of the amount of any payments made pursuant to the Offer. Backup withholding is not an additional tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained, provided that the required information is furnished to the Internal Revenue Service. Failure to complete and return the Substitute Form W-9 may result in backup withholding of 28% of any payments made to you pursuant to the Offer. Please review the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional details.

9.     Mutilated, Lost, Stolen or Destroyed Certificates. If the certificate(s) representing Shares to be tendered have been mutilated, lost, stolen or destroyed, stockholders should (i) complete this Letter of Transmittal and check the appropriate box above and complete the Affidavit for Lost Certificates below along with the rest of this Letter of Transmittal and return it to the Exchange Agent at the address listed on the front. If the Bond premium exceeds $3,750.00 please contact Registrar and Transfer Company at (800) 368-5948 immediately, (bond premium calculation: merger consideration x number of Shares you have lost x 1.5% = bond premium — example 1,000 Shares x $25.00 = $25,000.00 x 1.5% = $375.00 bond premium). (Minimum $25.00)

AFFIDAVIT FOR LOST STOCK CERTIFICATE(S)

The undersigned hereby attests and certifies the following: That I am the lawful owner of the certificate(s) listed on this letter of transmittal as lost. That a search for the certificate(s) has been conducted and that these certificate(s) cannot be located. That these certificate(s) have not been endorsed, hypothecated, sold or had their ownership pledged or encumbered in any form, whatsoever.

In requesting the replacement of this certificate(s), I hereby agree that: If these certificate(s) are subsequently located, they will be tendered for cancellation. That I indemnify, protect and hold harmless Cerberus ABP Investor LLC, Travelers Casualty & Surety Company of America, and Registrar and Transfer Company, and any other party from and against all losses, expenses, costs and damages including legal fees that may be subjected to these parties at any time in the future as a result of the cancellation and replacement of the certificate(s). All rights accruing to these parties will not be limited by their negligence, breach of duty, accident, or other obligation on the part of or by any officer or employee of the parties.

I acknowledge that the certificate(s) will be replaced under an insurance bond underwritten by Travelers Casualty & Surety Company of America. My check, payable to the Travelers Casualty & Surety Company of America, to cover the lost stock certificate bond premium of 1.5% of the value of the stock at $3.40 per share (Minimum $25.00) is enclosed. I further acknowledge that any filing of an insurance application with materially false or misleading information is a fraudulent insurance act and may be considered a crime.

Note: If bond premium exceeds $3,750.00 you must contact Registrar and Transfer Company (800) 368-5948 immediately.

Sign Here:

Co-Owner, if any:	Date:	, 20

10.   Questions or Requests for Assistance or Additional Copies. Questions or requests for assistance or additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained (at the Purchaser’s expense) from the Dealer Manager at its address or telephone number set forth below.

11.   Waiver of Conditions. Subject to any applicable rules and regulations of the Securities and Exchange Commission, the Purchaser reserves the right to waive (in its sole discretion, in whole or in part at any time or from time to time on or prior to the Expiration Date) any of the specified conditions of the Offer (other than the Majority of the Minority Condition, as defined in the Offer to Purchase, which is not waivable) in the case of any Shares tendered.

IMPORTANT: This Letter of Transmittal (or a manually signed facsimile thereof), together with any signature guarantees, or, in the case of a book-entry transfer, an Agent’s Message, and any other required documents, must be received by the Depositary on or prior to the Expiration Date and either certificates for tendered Shares must be received by the Depositary or Shares must be delivered pursuant to the procedures for book-entry transfer, in each case on or prior to the Expiration Date, or the tendering stockholder must comply with the procedures for guaranteed delivery.

IMPORTANT U.S. FEDERAL TAX INFORMATION

For the purpose of this summary, a “U.S. Holder” is a holder of the Shares that is an individual who is a citizen or resident of the United States, a U.S. domestic corporation, a U.S. partnership, an estate the income of which is subject to U.S. federal income taxation regardless of its source or a U.S. trust (as defined in Treasury Regulations Section 301.7701-7). A “Non-U.S. Holder” is a holder of the Shares who is not a U.S. Holder.

Under United States federal income tax laws, we are generally required to report any cash payment made to a holder of Shares surrendered in this Offer to the United States Internal Revenue Service (“IRS”) and we may be required to “backup withhold” 28 percent of any such payment. To avoid such backup withholding, a U.S. Holder whose Shares are submitted herewith should provide the Depositary a properly completed Substitute Form W-9, which is attached hereto, signed under penalties of perjury, including such shareholder’s current Taxpayer Identification Number (“TIN”) and other certifications. A U.S. Holder of Shares is required to give the Depositary the social security number or employer identification number of the record owner of the Shares being submitted for payment in connection with the Offer. If the Shares are in more than one name or are not in the name of the actual owner, please consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the holder does not have a TIN, the holder should write “Applied For” in the space provided for the TIN. In such case, the Depositary will retain 28 percent of all payments made to the holder, until such holder provides a TIN to the Depositary. If the holder does not provide the Depositary with a certified TIN within 60 days, the Depositary will remit such retained amounts to the IRS as backup withholding.

Certain holders (including, among others, corporations and Non-U.S. Holders) are exempt from these backup withholding and reporting requirements. Exempt persons who are not Non-U.S. Holders are not subject to backup withholding and should indicate their exempt status on Substitute Form W-9 by entering their correct TIN, marking the appropriate box and signing and dating the Substitute Form W-9 in the space provided.

A Non-U.S. Holder should submit to the Depositary the appropriate version of an IRS Form W-8, properly completed, including certification of such individual’s foreign status, and signed under penalty of perjury. Form W-8BEN is the version of Form W-8 most likely to apply to foreign persons claiming exemption from backup withholding. Non-U.S. Holders should carefully read the instructions to Form W-8BEN and, if applicable, complete the required information, sign and date the Form W-8BEN and return the form to the Depositary with the completed Letter of Transmittal. In certain cases, Form W-8BEN may not be the proper IRS form to be completed and returned, depending on the status of the foreign person claiming exemption from backup withholding. If you are a Non-U.S. Holder, you must complete and return the appropriate version of Form W-8. Form W-8BEN and other Forms W-8 are available from the Depositary or from the IRS web site, at http://www.irs.ustreas.gov.

If the Depositary is not provided with a properly completed Substitute Form W-9 or an IRS Form W-8BEN or other Form W-8, the holder may be subject to a $50 penalty imposed by the IRS. In addition, the Depositary may be required to withhold 28 percent of any cash payment made to the holder with respect to Shares submitted in connection with the Offer as backup withholding. Backup withholding is not an additional tax. Rather, the tax liability of a person subject to backup withholding may be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund from the IRS may be obtained.

Please consult your accountant or tax advisor for further guidance regarding the completion of Substitute Form W-9, Form W-8BEN, or another version of Form W-8 to claim exemption from backup withholding, or contact the Depositary.

Any questions or requests for assistance or additional copies of the Offer to Purchase and the Letter of Transmittal may be directed to the Dealer Manager at its address or telephone number listed below, and will be furnished promptly at Purchaser’s expense. You may also contact your broker, dealer, commercial bank or trust company or other nominee for assistance concerning the Offer.

The Dealer Manager for the Offer is:

BofA Merrill Lynch

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Bank of America Tower

One Bryant Park

New York, NY 10036

Call Toll-Free (888) 803-9655

PAYER’S NAME: CERBERUS ABP INVESTOR LLC

SUBSTITUTE Form W-9 (Rev. October 2007) Department of the Treasury Internal Revenue Service Request for Taxpayer Identification Number and Certification Please fill in your name and address below.

Part 1 — Taxpayer Identification Number (TIN) - Enter your TIN in the appropriate box. The TIN provided must match the name given on Line 1 to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions in the Guidelines. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN in the Guidelines.

Note. If the account is in more than one name, see the chart in the Guidelines for guidelines on whose number to enter.

______|______|______ Social Security Number(s) OR ______|____________________ Employer Identification Number(s)
Name (as shown on your income tax return)
Business name, if different from above
Check appropriate box: ☐ Individual/Sole proprietor	☐ Corporation ☐ Other (see instructions)
☐ Partnership ☐ Limited liability company. Enter the tax classification (D=disregarded entity, C=corporation, P=partnership) ☐ Exempt payee .

Part 2 — Certification — Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

(2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

Address (number, street, and apt. or suite no.)
(3) I am a U.S. citizen or other U.S. person (defined below).
City, State and ZIP Code

List account number(s) here (optional)

Certification Instructions — You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN.

Sign Here

Signature of
		U.S. person	DATE	, 20

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING AT THE APPLICABLE WITHHOLDING RATE OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE MERGER. PLEASE REVIEW INSTRUCTION 7 ABOVE FOR ADDITIONAL INFORMATION.